            As filed with the Securities and Exchange Commission on 09/10/04

                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                         MANAGEMENT INVESTMENT COMPANIES

                  Investment Company Act file number 811-08360
                                                     ---------

                             GUINNESS ATKINSON FUNDS
                             -----------------------
               (Exact name of registrant as specified in charter)

        21550 OXNARD STREET, SUITE 750, WOODLAND HILLS, CALIFORNIA 91367
        ----------------------------------------------------------------
               (Address of principal executive offices) (Zip code)

                             JAMES J. ATKINSON, JR.
        21550 OXNARD STREET, SUITE 750, WOODLAND HILLS, CALIFORNIA 91367
        ----------------------------------------------------------------
                     (Name and address of agent for service)

                                   Copies to:

                           Susan Penry-Williams, Esq.
                      Kramer, Levin, Naftalis & Frankel LLP
                                919 Third Avenue
                               New York, NY 10022

                                 (800) 915-6566
                                 --------------
               Registrant's telephone number, including area code

Date of fiscal year end: DECEMBER 31, 2004
                         -----------------

Date of reporting period:  JUNE 30, 2004
                           -------------

ITEM 1. REPORT TO STOCKHOLDERS.

[GRAPHIC]

[GUINNESS ATKINSON FUNDS LOGO]

SEMI-ANNUAL REPORT

JUNE 30, 2004

- ASIA FOCUS FUND
- CHINA & HONG KONG FUND
- GLOBAL INNOVATORS FUND

Guinness Atkinson Funds
Semi-Annual Report

June 30, 2004

TABLE OF CONTENTS

     3   President's Letter to Shareholders
     6   Asia Focus Fund
    14   China & Hong Kong Fund
    22   Global Innovators Fund
    30   Statements of Assets and Liabilities
    31   Statements of Operations
    32   Statements of Changes in Net Assets
    34   Financial Highlights
    37   Notes to Financial Statements
    45   Trustee and Officer Information
    47   Guinness Atkinson Funds Information

LETTER TO SHAREHOLDERS

Dear Guinness Atkinson Funds Shareholders,

Once again it is a pleasure to present to you the semi-annual report for the Guinness Atkinson Funds. This report marks a milestone for the China & Hong Kong Fund which marked the conclusion of its 10th year. Launched on June 30, 1994, this Fund continues to be a leader in its category. The China & Hong Kong Fund ranks number one (of 17), number thirty-two (of 58) and number sixteen (of 71) funds for total return in Morningstar's Pacific/Asia (ex-Japan) category over the 10, 5 and 1 year period ending June 30, 2004. The Fund also received a 4-Star Overall Morningstar Rating(TM) among 68 funds (derived from a weighted average of the Fund's three-, five- and ten-year risk adjusted return measures).

                                                                                        SINCE
                      CALENDAR    1 YEAR     3 YEARS     5 YEARS        10 YEARS      INCEPTION
                       YEAR TO    AVERAGE    AVERAGE     AVERAGE         AVERAGE       AVERAGE
  FUND NAME             DATE    ANNUALIZED  ANNUALIZED  ANNUALIZED     ANNUALIZED    ANNUALIZED
  ---------------------------------------------------------------------------------------------
  Asia Focus
  Fund Inception:
  4/29/1996            -6.52%     30.74%      14.90%        .85%           n/a          -3.92%

  China &
  Hong Kong
  Fund Inception:
  6/30/1994            -4.05%     35.32%       6.23%       4.70%          5.14%          5.14%

  Global Innovators
  Fund Inception:
  12/15/1998            3.03%     19.58%      -6.38%      -5.22%           n/a           1.27%

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. THE INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE OF THE FUNDS MAY BE LOWER OR HIGHER THAN THE PERFORMANCE QUOTED. PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH END MAY BE OBTAINED BY VISITING www.gafunds.com. Total returns reflect a fee waiver in effect and in the absence of this waiver, the total returns would be lower.

LETTER TO SHAREHOLDERS

The year to date total returns have not been as favorable as a year ago; while the Global Innovators Fund has produced a positive return over the period, the China & Hong Kong and Asia Focus Funds are both in negative territory year to date. Despite this, all three of the Funds are up for the 12 month period ending June 30. The table above provides comprehensive performance information for the Funds.

Edmund Harriss and Tim Guinness each provide a discussion about the operations and performance of the Funds over the last six months in their letters to shareholders contained in this report.

We would like to take this opportunity to mention the latest addition to the Guinness Atkinson Funds, the Global Energy Fund, which launched on June 30. We encourage you to take a moment to review this Fund. Information, including a research report titled THE FUTURE OF ENERGY is available at the Guinness Atkinson Funds web site, www.gafunds.com. We believe that the world demand of energy is growing rapidly while the supply is reaching the limits of production. The convergence of supply and demand will, we believe, increase the cost of energy and stimulate the development of alternative energy sources.

The world is facing dramatic change on a number of fronts including the rapid development of China and the rest of Asia, the continued transformation of the global economy as companies embrace (or fail) to adapt to the New Economy and the potential depletion of the world's supply of fossil fuels. Everyday we see evidence of these changes, not just in business and the economy but in politics and culture. We believe these, and other, changes will have a profound impact on the future. The markets react in the short-term to a variety of whims, but in the long run these profound changes should have a significant impact. As always we will manage the Funds with an eye on the long term.

We appreciate the opportunity to serve you and the other shareholders in the Guinness Atkinson Funds.

Sincerely,


/s/ Timothy Guinness                 /s/ James Atkinson

Timothy Guinness                     James Atkinson

(C) 2004 Morningstar, Inc. All Rights Reserved. The information contained herein: (1) is proprietary to Morningstar; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information. Past performance is no guarantee of future results.

Morningstar Ratings reflect a fund's historical risk-adjusted performance in comparison to similar funds as of June 30, 2004 and are subject to change every month. Morningstar Ratings are based on a Morningstar Risk-Adjusted Return measure that accounts for variation in a fund's monthly performance, including the effects of any sales charges, loads or redemption fees, and place more emphasis on downward variations and rewarding consistent performance. The top ten percent (10%) of funds in each category receive five (5) stars, the next twenty-two percent (22%) receive four (4) stars, the next thirty-five percent (35%) receive three (3) stars, the next twenty-two percent (22%) receive two (2) stars and the bottom ten percent (10%) receive one (1) star. The Guinness Atkinson China & Hong Kong Fund was rated against the following numbers of U.S.- domiciled Pacific/Asia (ex-Japan) funds over the following time periods: 68, 58 and 17 funds for three, five and ten years respectively. With respect to these Pacific.Asia (ex-Japan) funds, the China Hong Kong Fund received 3-Star, 4-Star and 4-Star ratings for the three, five and ten year periods respectively.

Morningstar Rankings represent a fund's total-return percentile rank relative to all funds that have the same Morningstar Category. The highest percentile rank is one (1) and the lowest is one hundred (100). Morningstar Rankings are based on Morningstar total returns, which includes both income and capital gains or losses, and are not adjusted for sales charges or redemption fees.

The Funds invest in foreign securities which involves greater volatility and political, economic and currency risks and differences in accounting methods.

ASIA FOCUS FUND FOR THE PERIOD ENDED JUNE 30, 2004

1. PERFORMANCE

  AVERAGE ANNUALIZED TOTAL RETURNS

                      6 MONTHS    1 YEAR                           SINCE
                      (ACTUAL)   (ACTUAL)   3 YEARS     5 YEARS  INCEPTION
  ------------------------------------------------------------------------
  Fund                 -6.52%     30.74%     14.90%       0.85%    -3.92%
  BENCHMARK INDEX:
  MSCI AC Far East
  Free Ex Japan        -1.55%     29.67%     10.58%      -2.18%    -4.52%
  S&P 500               3.44%     19.10%     -0.69%      -2.20%     8.65%

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. THE INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE OF THE FUNDS MAY BE LOWER OR HIGHER THAN THE PERFORMANCE QUOTED. PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH END MAY BE OBTAINED BY VISITING www.gafunds.com. Total returns reflect a fee waiver in effect and in the absence of this waiver, the total returns would be lower.

The Fund has been through a difficult six month period following the strong performance of last year and has fallen further than its benchmark. Investors have become decidedly more nervous in 2004 as uncertainties about China (of which more is written about in the China & Hong Kong Fund letter), interest rates, oil prices and geopolitical risks have piled on top of one another. As a result, money has moved into more defensive markets or out of Asia altogether. And yet, in spite of the stock market gains in 2003, there has been no collapse in prices. With Asian economies still expected to grow at double the rate of the developed world and where stock market valuations are still relatively cheap, we expect that as uncertainties recede the region will once again start to perform.

The only markets that rose in the first half of the year have been the south Asian markets of Malaysia, Singapore and the Philippines. These were treated as safe havens when equity markets generally sold off in April and May. In Asia, the falling markets were led by China and Thailand. China fell very abruptly on policy changes designed to rein in excessive investment in the aluminium, cement, steel and auto sectors that has starved other sectors where capital is sorely needed such as power and transportation. Thailand, too, has had a poor six months driven mainly by profit-taking as growth momentum has slowed.

Asian economies however, remain in good shape in spite of the rising tide of uncertainty that has blighted world markets this year. Export growth has been robust and capital has continued to flow into the region. In contrast to the run up to the crisis years of 1997/8, all countries have a current account surplus. External debt has been significantly reduced over that time and all have seen significant growth in foreign exchange reserves ensuring ample resources to meet obligations as they fall due, meaning no currency pressures. Inflation remains low, and even in China where inflationary concerns have been building, headline inflation is standing at 5% and may have peaked. Consumer growth has been slow in coming, with the exception of Korea which has to work through a recent period of consumer excess, but banks are generally under-leveraged and having restored their base capital, are now in a position to resume lending.

Therefore, while we may worry about the ability of Korea to generate a domestic recovery or about the shape of demand for electronic equipment from Taiwan there is no sense of an imminent crisis. Rising interest rates in the U.S. will certainly have an effect on external demand and so on export growth but we do not expect Asia to have to follow these rises either in the timing or in degree.

2. PORTFOLIO POSITION

The portfolio has the bulk of its investments in China, Hong Kong, Korea, Taiwan and Thailand. The Fund has limited exposure to Singapore and Malaysia and recently added a position in Indonesia. The Fund is well-diversified across a dozen sectors with the bulk of assets in the consumer, energy, industrial, materials and technology sectors. We remain focused on Asia's growth story which is presently being driven by exports but should increasingly become a consumer story. We are concentrating on those stocks that have generated improving returns on investment, are growing their earnings and offer value. Markets have been whipped around by global uncertainties while the companies themselves are continuing to report solid results. There have been some downgrades in forecast earnings but these have not been significant. In short, we believe the Fund is fundamentally well positioned to outperform once investors' nerves settle and the global outlook becomes a little clearer.

3. OUTLOOK & STRATEGY

Three issues in particular have been hanging over world markets since April this year: Is China's economy going to crash? What happens when U.S. interest rates go up and by how much will they need to rise? How high is the oil price set to rise? The visibility on the first two of these issues at least is beginning to improve.

Investment in China is slowing and broad money growth has slowed to within the Central Bank's target for the first time in almost two years. The next area to watch out for is whether lending can be resumed to businesses currently starved of working capital. Without a resumption of lending companies are likely to hit trouble and banks may see a rise in non-performing loans. Nevertheless, progress is being made, the government is alive to the companies' liquidity needs and a crash looks very unlikely. Likewise, with U.S. interest rates it has been difficult to gauge the true picture of underlying demand with forecasts oscillating between continued softness and unexpected strength. Alan Greenspan has been adamant that as matters now stand interest rates rising at a measured pace is what markets should expect.

Greater clarity on these issues should allow investors to recalibrate their assessments of what is offering growth and value. We believe that Asia's profile looks attractive and that this is a key reason why Asia has not collapsed but has survived a period of intense volatility. Asian economies appear sound and banks around the region are now emerging from their post-crisis hibernation with strong balance sheets and a renewed willingness to lend. Consumers have generally been cautious and therefore policy is geared favourably toward that sector. This is especially so since we expect to see export growth moderate in coming months. Earnings' growth is looking robust and while expectations can always be downgraded we have only seen a moderate scaling back and then only in cyclical sectors such as technology and petrochemicals. Recently announced company results have tended still to meet or exceed expectations.

The fund strategy therefore, is to position the fund in fundamentally sound companies generating good returns on investment, which are growing earnings and are exposed to the key growth areas of Asia. These are the companies that should out perform when the current risk aversion subsides.

/s/ Edmund Harriss

Edmund Harriss
Portfolio Manager

The MSCI AC Far East Free Ex Japan Index is a market-capitalization weighted index of over 450 stocks traded in eight Asian markets, excluding Japan. The Standard & Poor's 500 Index is a market-capitalization weighted index composed of 500 widely held common stocks of U.S. companies. These indices are unmanaged, not available for investment and do not incur expenses.

The Fund invests in foreign securities which involves greater volatility and political, economic and currency risks and differences in accounting methods.

Please refer to the Schedule of Investments for details on fund holdings. Fund holdings are subject to change at any time are not recommendations to buy or sell any security.

FUND HIGHLIGHTS AT JUNE 30, 2004 (UNAUDITED)
GUINNESS ATKINSON ASIA FOCUS FUND

  # of Holdings in Portfolio:    45
  Portfolio Turnover:          19.7%
  % of Stocks in Top 10:       41.9%

  FUND MANAGERS:
  Edmund Harriss;
  Timothy W.N. Guinness

  TOP 10 HOLDINGS (% OF NET ASSETS)

  Samsung Electronics             9.8%
  Esprit Holdings, Ltd.           4.2%
  Techtronic Industries Co.       4.1%
  Taiwan Semiconductor
   Manufacturing Co, Ltd.         3.8%
  Denway Motors, Ltd.             3.8%
  Yanzhou Coal Mining Co., Ltd.   3.6%
  POSCO                           3.6%
  China Steel Corp.               3.4%
  Huaneng Power
   International, Inc.            2.8%
  CNOOC, Ltd.                     2.8%

  TOP 5 SECTORS (% OF NET ASSETS)

  Electrical Components &
   Equipment                     10.7%
  Banks                           8.9%
  Iron / Steel                    8.1%
  Oil & Gas                       7.2%
  Agriculture                     6.0%

  TOP 5 COUNTRIES (% OF NET ASSETS)

  Hong Kong                      26.2%
  South Korea                    24.4%
  Taiwan                         14.8%
  China                          14.6%
  Thailand                       10.5%

SCHEDULE OF INVESTMENTS IN SECURITIES
AT JUNE 30, 2004 (UNAUDITED)

GUINNESS ATKINSON ASIA FOCUS FUND

    SHARES                                                                          VALUE
                COMMON STOCKS: 99.8%

CHINA: 14.6%
      416,000   Anhui Conch Cement Co., Ltd.                                   $      461,360
    2,076,000   China Telecom                                                         725,311
      878,000   Huaneng Power International, Inc.                                     782,366
    1,288,000   PetroChina Co., Ltd.                                                  594,496
    1,420,000   Sinopec Shanghai Petrochemical                                        473,361
      918,000   Yanzhou Coal Mining Co., Ltd.                                       1,000,442
                                                                               --------------
                                                                                    4,037,336
                                                                               --------------
HONG KONG: 26.2%
    1,000,000   Brilliance China Automotive Holdings, Ltd.                            294,889
      604,000   Chen Hsong Holdings, Ltd.                                             340,738
    1,846,000   CNOOC, Ltd.                                                           781,045
    2,892,000   Denway Motors, Ltd.                                                 1,047,483
      257,840   Esprit Holdings, Ltd.                                               1,153,735
      697,000   Giant Wireless Technology                                             137,739
      914,000   Global Bio-Chem Technology Group Co., Ltd.                            662,102
      114,250   Global Bio-Chem Technology Group Co., Ltd.,
                warrants, Exp 5/31/04*                                                  7,471
       30,400   HSBC Holdings Plc                                                     457,975
    1,792,000   Skyworth Digital Holdings, Ltd.                                       471,002
      422,000   Suface Mount Technology Holdings, Ltd.                                228,108
      713,000   Techtronic Industries Co.                                           1,138,123
    1,503,905   Victory City International Holdings, Ltd.                             544,715
                                                                               --------------
                                                                                    7,265,125
                                                                               --------------
INDONESIA: 1.5%
    1,400,000   Bank Danamon Indonesia Tbk PT                                         420,633
                                                                               --------------
MALAYSIA: 4.0%
       39,000   British American Tobacco (Malaysia) Berhad                            518,289
      280,000   IOI Corp. Berhad                                                      600,526
                                                                               --------------
                                                                                    1,118,815
                                                                               --------------

                 See accompanying Notes to Financial Statements.

   SHARES                                                                           VALUE
                COMMON STOCKS: 99.8% CONTINUED

SINGAPORE: 3.8%
       76,368   Jardine Cycle & Carriage, Ltd.                                 $      284,077
      560,000   Neptune Orient Lines, Ltd.                                            768,149
                                                                               --------------
                                                                                    1,052,226
                                                                               --------------
SOUTH KOREA: 24.4%
       11,500   Daelim Industrial Co.                                                 360,277
       22,000   Hana Bank                                                             464,561
       15,250   Hyundai Mobis                                                         677,045
       38,000   INI Steel Co.                                                         302,882
       23,420   Korea Tobacco & Ginseng Corp.                                         541,163
        5,500   LG Electronics, Inc.                                                  260,839
        7,700   POSCO                                                                 992,903
        4,500   Samsun SDI Co., Ltd.                                                  473,172
        6,560   Samsung Electronics                                                 2,708,022
                                                                               --------------
                                                                                    6,780,864
                                                                               --------------
TAIWAN: 14.8%
      325,510   Acer, Inc.                                                            457,688
      164,000   AU Optronics Corp.                                                    248,633
    1,008,325   China Steel Corp.                                                     953,173
      110,000   HON HAI Precision Industry                                            408,740
      164,000   Novatek Microelectronics Corp., Ltd.                                  541,142
      557,000   Taishin Financial Holdings Co., Ltd.                                  458,647
      728,329   Taiwan Semiconductor
                  Manufacturing Co., Ltd.*                                          1,047,894
                                                                               --------------
                                                                                    4,115,917
                                                                               --------------
THAILAND: 10.5%
      282,000   Advanced Info Service Public Co., Ltd.                                627,586
      247,500   Electricity Generating Public Co., Ltd.                               417,645
      524,700   Kasikornbank PCL*                                                     667,263
       94,000   PTT Exploration & Production
                  Public Co., Ltd.                                                    616,092
       99,000   Siam Cement Co., Ltd.                                                 590,756
                                                                               --------------
                                                                                    2,919,342
                                                                               --------------
                TOTAL COMMON STOCKS
                 (cost $22,635,299)                                                27,710,258
                                                                               --------------
                TOTAL INVESTMENTS IN SECURITIES
                 (cost $22,635,299): 99.8%                                         27,710,258
                Other Assets less Liabilities: 0.2%                                    61,659
                                                                               --------------
                NET ASSETS: 100.0%                                             $   27,771,917
                                                                               ==============

* NON-INCOME PRODUCING SECURITY.

                 See accompanying Notes to Financial Statements.

SCHEDULE OF INVESTMENTS BY INDUSTRY
AT JUNE 30, 2004 (UNAUDITED)
ASIA FOCUS FUND

  INDUSTRY                                                % OF NET ASSETS
  Commercial Banks                                                  11.5%
  Diversified Operations                                             9.7
  Electric-Integrated                                                6.3
  Distribution/Wholesale                                             6.2
  Mach Tools&Rel Products                                            6.0
  Oil Comp-Integrated                                                5.3
  Electric-Generation                                                5.3
  Auto-Cars/Light Trucks                                             5.2
  Oil Comp-Exploration & Production                                  4.8
  Cellular Telecom                                                   4.2
  Coal                                                               3.6
  Telecom Services                                                   3.3
  Oil Refining & Marketing                                           3.3
  Petrochemicals                                                     2.8
  Real Estate Operations/Development                                 2.5
  Audio/Video Products                                               2.3
  Rental Auto/Equipment                                              2.2
  Machinery-General Industrial                                       2.1
  Agricultural Biotech                                               2.1
  Textile-Products                                                   1.9
  Building Products-Cement                                           1.8
  Transport-Marine                                                   1.5
  Electronic Components-Misc                                         1.4
  Steel-Producers                                                    1.2
  Wireless Equipment                                                 1.1
  Computers-Other                                                    0.9
  Building-Heavy Construction                                        0.8
  Retail-Apparel/Shoe                                                0.3
  Airlines                                                           0.2
                                                                  ------
  TOTAL INVESTMENTS IN SECURITIES                                   99.8
  Other Assets less Liabilities                                      0.2
                                                                  ------
  Net Assets                                                      100.00%
                                                                  ======

                 See accompanying Notes to Financial Statements.

CHINA & HONG KONG FUND FOR THE PERIOD ENDED JUNE 30, 2004

1. PERFORMANCE

  AVERAGE ANNUALIZED TOTAL RETURNS

                      6 MONTHS    1 YEAR
                      (ACTUAL)   (ACTUAL)    3 YEARS   5 YEARS   10 YEARS
  -----------------------------------------------------------------------
  Fund                 -4.05%     35.32%      6.23%      4.70%     5.14%
  BENCHMARK INDEX:
  Hang Seng
  Composite            -1.92%     36.03%       N/A        N/A       N/A
  Hang Seng            -0.77%     33.21%      1.65%      1.17%     6.74%
  S&P 500               3.44%     19.10%     -0.69%     -2.20%    11.81%

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. THE INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE OF THE FUNDS MAY BE LOWER OR HIGHER THAN THE PERFORMANCE QUOTED. PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH END MAY BE OBTAINED BY VISITING www.gafunds.com. Total returns reflect a fee waiver in effect and in the absence of this waiver, the total returns would be lower.

In the first six months of this year stock markets have been significantly more volatile than in 2003. Chinese and Hong Kong equities began in the first three months of the year where they had left off, but during April as uncertainties crowded in, many investors did not wait around to find out what was going on and China-related stocks slumped before rebounding once again to recover most of their losses. In light of these events the Fund performed creditably and, as we shall discuss later, looks set for further gains.

The major change this year was the recognition by the Chinese government that investment in certain sectors was growing at an unsustainable pace. Money was pouring into plants to produce steel, cement, aluminium and autos; there was also a sharp pickup in local urban re-development projects. None of these were co-ordinated and thus much of this new investment was going into overlapping projects, which left unchecked, would ensure that many would never cover their costs. It is important to note however, that while it is indisputable there has been overheating in certain sectors, it is very hard to make the argument that there is an economy-wide bubble. Chinese domestic stock markets have been depressed for the last three years; real estate prices, with the exceptions of certain sub-areas within Shanghai and Beijing, have been rising at a normal rate; and inflation remains low at 5% with core inflation around 1%.

Many external commentators and investors took one look at China's policy changes and concluded that draconian measures would be enforced and a crash would follow. It has not turned out like that, hence the recovery in stock prices. The measures that are still in place consist of restricting further lending to the sectors identified above, where investment has been excessive. Instead, they seek to boost lending to sectors starved of capital such as power, transport and water. Key to understanding what is going on is the realization that China does not want to slow its economy since it depends on growth to create jobs; instead it is seeking to correct the glaring misallocation of capital that is causing major imbalances.

The latest position shows that these measures appear to have been remarkably successful in as much as fixed asset investment has slowed, broad money growth has fallen back to a sustainable 16%, in line with nominal economic growth and within the Central Bank's target. At the same time, the export and consumer sectors have seen continued growth, as was intended. The effect of this on the stock market has been to bring in a period of stability following the turbulence of April and May. Investors are now looking for some of these measures to be rolled back in the fairly near future.

2. PORTFOLIO POSITION

The portfolio is positioned similarly to how it was at the end of 2003 with the main focus being on China-related businesses operating in the export manufacturing and consumer areas. Exposure to the problem sectors was low before the restraining measures were put in place but this has been increased following the sell-down in May. Hong Kong stocks and stocks generally considered more defensive have performed a little better in the first half of the year but the portfolio has remained oriented toward China's growth, which we believe is the true story. Recent economic data and stock performance would tend to support that view and when the uncertainty rolls back with some of the administrative measures we expect these to be the stocks that will perform.

3. OUTLOOK & STRATEGY

World equity markets, not just those in China and Hong Kong, have been hit by a veritable barrage of fears and uncertainties about the effect of Chinese policy measures; about the impact of rising interest rates; and the continued strength in oil prices. We would expect visibility on at least the first two of these issues to improve in the coming months but we should warn investors that volatility will remain with us for some time yet.

In China we expect to see an easing of policy measures controlling lending and in particular easier access to working capital loans. Without a resumption of working capital lending companies are likely to hit trouble and banks may see a rise in non-performing loans. The good news is that Central Government is already alive to this issue. Inflation is also something to watch but with raw materials prices off their highs and an expected bumper harvest to check rising food prices, it looks as though inflation may already have peaked. This means that an interest rate rise, which was going to be modest anyway, has been deferred. The risk to all this is that once policy is eased we will see a renewed pickup in investment, forcing the re-imposition of controls resulting in a period of stop-start activity. Overall however, it does appear that the battle is being won even if it is as yet too early to announce victory.

We are concerned that new capacity coming on stream from over-investment will hurt corporate margins in certain sectors, which have held up hitherto. The investment strategy then, remains focused on China's ongoing consumer and export growth story. The middle class is still growing in number and in affluence and this is dependent not upon the investment we have been so worried about, but upon China's export manufacturing sector. As long as China is the manufacturing centre of preference for mass-market goods, this sector of society will continue to develop. Next year quotas on textile and clothing production will be lifted under the terms of China's entry into the World Trade Organization. At the same time barriers to China's economy are being lifted to foreign entrants. Finally, China-related stocks are still not expensive trading in aggregate on a multiple of less than 12 times forward earnings, which the consensus expects to grow by more than 20%.


/s/ Edmund Harriss

Edmund Harriss
Portfolio Manager

The Hang Seng Composite Index is a market-capitalization weighted index that comprises the top 200 companies listed on the Hong Kong Stock Exchange, based on the average market-capitalization for the past twelve months. The Hang Seng Composite Index commenced on January 3, 2000 and therefore does not have five-year returns or returns since the Fund's inception. The Hang Seng Index is a barometer of the Hong Kong Stock Market which comprises 33 constituent stocks, whose aggregate market-capitalization accounts for about 70% of the total market-capitalization of the Stock Exchange of Hong Kong Limited. The Standard & Poor's 500 Index is a market-capitalization weighted index composed of 500 widely held common stocks of U.S. companies. These indices are unmanaged, not available for investment and do not incur expenses.

The Fund invests in foreign securities which involves greater volatility and political, economic and currency risks and differences in accounting methods.

Please refer to the Schedule of Investments for details on fund holdings. Fund holdings are subject to change at any time are are not recommendations to buy or sell any security.

FUND HIGHLIGHTS AT JUNE 30, 2004 (UNAUDITED)
GUINNESS ATKINSON CHINA & HONG KONG FUND

  # of Holdings in Portfolio:      46
  Portfolio Turnover:             8.8%
  % of Stocks in Top 10:         48.8%

  FUND MANAGERS:
  Edmund Harriss;
  Timothy W.N. Guinness

  TOP 10 HOLDINGS (% OF NET ASSETS)

  HSBC Holdings Plc               7.5%
  Esprit Holdings, Ltd.           6.2%
  Techtronic Industries Co.       6.0%
  CLP Holdings, Ltd.              5.0%
  CNOOC, Ltd.                     4.8%
  China Mobile (Hong Kong), Ltd.  4.2%
  Petrochina Co., Ltd.            4.0%
  Denway Motors, Ltd.             3.8%
  Huaneng Power
   International, Inc.            3.7%
  Yanzhou Coal Mining Co., Ltd.   3.6%

  TOP 5 SECTORS (% OF NET ASSETS)

  Oil & Gas                      13.4%
  Electric                       11.6%
  Banks                          11.5%
  Holding Companies -
   Diversified                    9.7%
  Telecommunications              8.6%

  TOP COUNTRY (% OF NET ASSETS)

  Hong Kong                      72.9%
  China                          26.8%

SCHEDULE OF INVESTMENTS IN SECURITIES
AT JUNE 30, 2004 (UNAUDITED)

GUINNESS ATKINSON CHINA & HONG KONG FUND

   SHARES                                                                          VALUE
                COMMON STOCKS: 99.7%

AGRICULTURAL BIOTECHNOLOGY: 2.1%
    2,700,000   Global Bio-Chem Technology Group Co., Ltd.                     $    1,955,882
      337,500   Global Bio-Chem Technology Group Co., Ltd.,
                 warrant, Exp 5/31/07*                                                 22,069
                                                                               --------------
                                                                                    1,977,951
                                                                               --------------
AIRLINES: 0.2%
      560,000   China Southern Airlines Co., Ltd.                                     220,782
                                                                               --------------
AUDIO/VIDEO PRODUCTS: 2.3%
    8,400,000   Skyworth Digital Holdings, Ltd.                                     2,207,820
                                                                               --------------
AUTO - CARS/LIGHT TRUCKS: 5.2%
    4,390,000   Brilliance China Automotive Holdings, Ltd.                          1,294,562
   10,214,000   Denway Motors, Ltd.                                                 3,699,515
                                                                               --------------
                                                                                    4,994,077
                                                                               --------------
BUILDING - HEAVY CONSTRUCTION: 0.8%
      313,000   Cheung Kong Infrastructure                                            754,454
                                                                               --------------
BUILDING PRODUCTS - CEMENT: 1.8%
    1,596,000   Anhui Conch Cement Co., Ltd.                                        1,770,025
                                                                               --------------
CELLULAR TELECOMMUNICATIONS: 4.2%
    1,335,000   China Mobile (Hong Kong), Ltd.                                      4,039,464
                                                                               --------------
COAL: 3.6%
    3,222,000   Yanzhou Coal Mining Co., Ltd.                                       3,511,356
                                                                               --------------
COMMERCIAL BANKS: 11.5%
       50,770   Dah Sing Banking Group, Ltd.*                                          83,320
      253,850   Dah Sing Financial Holdings                                         1,497,151
      481,310   HSBC Holdings Plc                                                   7,250,922
      379,400   Wing Hang Bank, Ltd.                                                2,252,209
                                                                               --------------
                                                                                   11,083,602
                                                                               --------------
COMPUTERS: 0.9%
    7,500,000   Group Sense International, Ltd.                                       836,587
                                                                               --------------

                 See accompanying Notes to Financial Statements.

CHINA & HONG KONG FUND

   SHARES                                                                           VALUE
                COMMON STOCKS: 99.7% CONTINUED

DISTRIBUTION/WHOLESALE: 6.2%
    1,342,071   Esprit Holdings, Ltd.                                          $    6,005,254
                                                                               --------------
DIVERSIFIED OPERATIONS: 9.7%
    1,288,000   China Merchants Holdings
                 International Co., Ltd.                                            1,733,946
      252,000   Hutchison Whampoa                                                   1,720,484
      412,000   Shanghai Industrial Holdings, Ltd.                                    758,018
      536,500   Swire Pacific, Ltd. - Class A                                       3,473,694
      579,000   Wharf Holdings, Ltd.                                                1,662,865
                                                                               --------------
                                                                                    9,349,007
                                                                               --------------
ELECTRIC - GENERATION: 5.3%
    2,000,000   Datang International Power
                 Generation Co., Ltd.                                               1,551,372
    3,970,000   Huaneng Power International, Inc.                                   3,537,576
                                                                               --------------
                                                                                    5,088,948
                                                                               --------------
ELECTRIC - INTEGRATED: 6.3%
      886,000   CLP Holdings, Ltd.                                                  4,850,562
      299,000   Hong Kong Electric Holdings                                         1,238,238
                                                                               --------------
                                                                                    6,088,800
                                                                               --------------
ELECTRONIC COMPONENTS - MISCELLANEOUS: 1.4%
    2,502,000   Suface Mount Technology Holdings, Ltd.                              1,352,432
                                                                               --------------
MACHINERY - GENERAL INDUSTRIAL: 2.1%
    3,510,000   Chen Hsong Holdings, Ltd.                                           1,980,114
                                                                               --------------
MACHINERY TOOLS & RELATED PRODUCTS: 6.0%
    3,636,000   Techtronic Industries Co.                                           5,803,950
                                                                               --------------
MEDICAL - DRUGS: 0.0%+
    1,240,000   Far East Pharmaceutical Technology                                     10,811
                                                                               --------------
OIL COMP: 10.1%
    3,570,000   China Petroleum & Chemical Corp.*                                   1,304,498
   10,957,000   CNOOC, Ltd.                                                         4,635,921
    8,256,000   PetroChina Co., Ltd.                                                3,810,681
                                                                               --------------
                                                                                    9,751,100
                                                                               --------------
OIL REFINING: 3.3%
    3,326,000   Sinopec Zhenhai Refining &
                 Chemical Company, Ltd.                                             3,198,261
                                                                               --------------

                 See accompanying Notes to Financial Statements.

   SHARES                                                                           VALUE
                COMMON STOCKS: 99.7% CONTINUED

PETROCHEMICALS: 2.7%
    3,840,000   Sinopec Beijing Yanhua
                 Petrochemical Co., Ltd.                                       $    1,243,149
    4,204,000   Sinopec Shanghai Petrochemical                                      1,401,414
                                                                               --------------
                                                                                    2,644,563
                                                                               --------------
REAL ESTATE OPERATOR/DEVELOPER: 2.5%
      270,000   Cheung Kong                                                         1,990,499
      200,000   Hopewell Holdings                                                     402,587
       20,000   Hopewell Holdings, warrants, Exp 8/5/06*                                2,692
                                                                               --------------
                                                                                    2,395,778
                                                                               --------------
RENTAL AUTO/EQUIPMENT: 2.2%
    1,531,000   Cosco Pacific, Ltd.                                                 2,129,783
                                                                               --------------
RETAIL - APPAREL/SHOE: 0.3%
      820,000   Glorious Sun Enterprises, Ltd.                                        249,694
                                                                               --------------
STEEL - PRODUCERS: 1.2%
    3,480,000   Maanshan Iron & Steel                                               1,126,604
                                                                               --------------
TELECOM SERVICES: 3.3%
    9,200,000   China Telecom Corp., Ltd.                                           3,214,288
                                                                               --------------
TEXTILES: 1.9%
    5,111,090   Victory City International Holdings, Ltd.                           1,851,239
                                                                               --------------
TRANSPORTATION: 1.5%
      921,000   China Shipping Container Lines Co., Ltd.*                             330,635
    1,876,000   China Shipping Developmental Co., Ltd.                              1,118,449
                                                                               --------------
                                                                                    1,449,084
                                                                               --------------
WIRELESS EQUIPMENT: 1.1%
    5,072,000   Giant Wireless Technology                                           1,002,313
                                                                               --------------
                TOTAL COMMON STOCKS
                (cost $66,367,657)                                                 96,088,141
                                                                               --------------
                TOTAL INVESTMENTS IN SECURITIES
                 (cost $66,367,657): 99.7%                                         96,088,141
                Other Assets less Liabilities: 0.3%                                   280,724
                                                                               --------------
                NET ASSETS: 100.0%                                             $   96,368,865
                                                                               ==============

* NON-INCOME PRODUCING SECURITY.
+ LESS THAN 0.1% OF NET ASSETS.

                 See accompanying Notes to Financial Statements.

GLOBAL INNOVATORS FUND FOR THE PERIOD ENDED JUNE 30, 2004

1. PERFORMANCE

  AVERAGE ANNUALIZED TOTAL RETURNS

                            6 MONTHS    1 YEAR               SINCE
                            (ACTUAL)   (ACTUAL)   3 YEARS  INCEPTION
  ------------------------------------------------------------------
  Fund                        3.03%     19.58%    -5.22%     1.27%
  BENCHMARK INDEX:
  S&P 500                     3.44%     19.10%    -0.69%     1.11%
  NASDAQ Composite            2.22%     26.78%    -1.35%     0.24%

* PRICE RETURN, EXCLUDES DIVIDENDS

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. THE INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE OF THE FUNDS MAY BE LOWER OR HIGHER THAN THE PERFORMANCE QUOTED. PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH END MAY BE OBTAINED BY VISITING www.gafunds.com. TOTAL RETURNS REFLECT A FEE WAIVER IN EFFECT AND IN THE ABSENCE OF THIS WAIVER, THE TOTAL RETURNS WOULD BE LOWER.

We're pleased to report the Global Innovators Fund has enjoyed a satisfactory first six months of 2004, having regard to the returns achieved by its benchmark indices, with a return of 3.03%. This compares favourably to the return of the NASDAQ Index of 2.22%; and a little below the return for the S&P 500 Index of 3.44%. It is pleasing to note that the total return since launch now exceeds that of BOTH its benchmark indices which is, of course, our longer term aim.

The period under review saw an evolution of the portfolio away from the very high multiple stocks that bounced strongest during the 9-12 months after the market turned in spring 2003 and towards a portfolio with an earnings multiple in line with that of the S&P 500, but with higher long run earnings growth prospects.

To achieve this we restructured the portfolio quite considerably.

Outright sales included AOL Time Warner, Affymetrix, Cisco, Walt Disney, EMC, Incyte, JDS Uniphase, Millenium Pharmaceuticals, Monsanto, Qwest, Flextronics, Intel, Walmart, Daimler Chrysler, Glaxo Smithkline, Schwab and Fedex. In addition it was decided to sell out of any Sanofi stock we acquired post its take over of Aventis which the fund held.

New purchases included Axciom, L3 Communications, Aventis (but see its subsequent takeover referred to above), Nucor, Cable & Wireless, Honda, Toyota, Samsung, and Costco.

At the same time, retained holdings were trimmed or added to to bring them to equal weighted positions.

The Portfolio is now down to 28 holdings. (We will not reduce the number significantly from here). But we have now achieved a portfolio that on the 9 July , by our calculations, had a price-to-earnings ratio (2004) of 18.2X (very similar to the S&P 500 at 9th July of 17.9X) and whose earnings are projected to recover by 80% in 2004. Furthermore the stocks held by the portfolio are on average 29.9% undervalued versus the market when we applied our discounted cash flow model to the individual constituents.

The better performing holdings have been Nucor, Axciom, Sabre, Check Point Software and L3 Communications. The worse performing holdings have been Taiwan Semiconductor, Oracle, Nvidia, Vodafone and Nokia.

The changes over the last six months have not resulted in dramatic changes to the sectoral or geographic weightings of the portfolio. The most notable changes have been in the reduction of the exposure to telecommunications; and in exposure to financials and with the sale of AOL the elimination of the last of our pure "internet" exposure. These have been balanced by modest increases in exposure to software; media/entertainment, consumer and basic materials.

Geographically there has been a reduction in the US and Europe exposure and an increase particularly to Japan and Asia ex Japan.

GUINNESS ATKINSON INVESTMENT PROCESS.

In managing the Global Innovators Fund we seek companies that exhibit New Economy characteristics using stocks that are in or have once been in the Wired 40 as our starting point. We pay close attention to four factors in screening all stocks considered for purchase. These four factors are: (a) value, meaning a disciplined quantitative methodology used to rank all companies on similar basis projecting their internal cash flows using consensus forecast and historic trend data and applying a common overall market determined discount rate to imply fair value and compare this to actual price); (b) business quality (quantitatively ranking companies for the attractiveness of their return on capital metrics);
(c) improving results

(1 and 3 month earnings estimates revisions); and (d) good recent market price performance (looking particularly for above trend momentum and rising volatility). This screening approach is supported by appropriate due diligence both on the quality of the quantitative inputs to the screening process, and of a more traditional form. Also top down "thematic" judgements will be used in the process of evaluating potential Fund purchases and a regular sell discipline involving review of large movers in the portfolio is also employed

We hope that over the months and years to come investors will find their faith in our fund management and in the prospects for this fund with its focus on the future in particular will be rewarded.


/s/ Tim Guinness

Tim Guinness
Portfolio Manager

The Standard & Poor's 500 Index is a market-capitalization weighted index composed of 500 widely held common stocks of U.S. companies. The NASDAQ Composite Index is a market-capitalization weighted price-only index that tracks the performance of domestic common stocks traded on the Nasdaq market, as well as National Market System-traded foreign common stocks and ADRs. These indices are unmanaged, not available for investment and do not incur expenses.

The Fund invests in foreign securities which involves greater volatility and political, economic and currency risks and differences in accounting methods.

Price to earnings ratio is a common tool for comparing the prices of different common stocks and is calculated by dividing the current market price of a stock by the earnings per share.

Please refer to the Schedule of Investments for details on fund holdings. Fund holdings are subject to change at any time are not recommendations to buy or sell any security.

FUND HIGHLIGHTS AT JUNE 30, 2004 (UNAUDITED)
GUINNESS ATKINSON GLOBAL INNOVATORS FUND

  # of Holdings in Portfolio:       28
  Portfolio Turnover:             42.9%
  % of Stocks in Top 10:          36.0%

  FUND MANAGERS:

  Timothy W.N. Guinness;
  Edmund Harriss

  TOP 10 HOLDINGS (% OF NET ASSETS)

  Honda Motor, Ltd.                3.7%
  Dell, Inc.                       3.7%
  Samsung Electronics              3.7%
  First Data Corp.                 3.6%
  Cemex SA de CV                   3.6%
  Nucor Corp.                      3.6%
  Sun Microsystems, Inc.           3.6%
  Oracle Corp.                     3.5%
  Check Point Software
    Technologies                   3.5%
  Microsoft Corp.                  3.5%

  TOP 5 SECTORS (% OF NET ASSETS)

  Software                        14.0%
  Telecommunications               9.0%
  Computers                        7.3%
  Auto Manufacturers               7.2%
  Semiconductors                   6.3%

  TOP 5 COUNTRIES (% OF NET ASSETS)

  United States                   59.6%
  United Kingdom                   6.6%
  South Korea                      3.7%
  Mexico                           3.6%
  Israel                           3.5%

SCHEDULE OF INVESTMENTS IN SECURITIES
AT JUNE 30, 2004 (UNAUDITED)

GUINNESS ATKINSON GLOBAL INNOVATORS FUND

  SHARES                                                                VALUE
              COMMON STOCKS: 91.1%

ADVERTISING AGENCIES: 3.4%
    29,470    WPP Group Plc                                         $  1,509,748
                                                                    ------------
AEROSPACE/DEFENSE: 3.5%
    23,000    L-3 Communications Holdings, Inc.                        1,536,400
                                                                    ------------
AUTO MANUFACTURERS: 7.2%
    68,300    Honda Motor Company ADR                                  1,661,056
    18,800    Toyota Motor Corp.                                       1,534,456
                                                                    ------------
                                                                       3,195,512
                                                                    ------------
BLAST FURN/MILL: 3.6%
    20,900    Nucor Corp.                                              1,604,284
                                                                    ------------
COMMUNICATIONS EQUIPMENT: 2.4%
    73,542    Nokia Corp.                                              1,069,301
                                                                    ------------
COMPUTER SYSTEMS DESIGN: 3.6%
   368,090    Sun Microsystems, Inc.*                                  1,597,510
                                                                    ------------
COMPUTER RELATED SERVICES: 3.3%
    59,400    Acxiom Corp.                                             1,474,902
                                                                    ------------
DATA PROCESSING AND PREPARATION: 3.6%
    36,264    First Data Corp.                                         1,614,473
                                                                    ------------
ELECTRICAL COMPONENTS & EQUIPMENT: 3.7%
     7,900    Samsung Electronics Co., Ltd.                            1,625,425
                                                                    ------------
ELECTRONIC COMPUTERS: 3.7%
    45,700    Dell, Inc.*                                              1,636,974
                                                                    ------------
FIRE, MARINE, AND CASUALTY INSURANCE: 3.3%
    20,795    American International Group, Inc.                       1,482,268
                                                                    ------------

                 See accompanying Notes to Financial Statements.

  SHARES                                                                VALUE
              COMMON STOCKS: 91.1% CONTINUED

NATIONAL COMMERCIAL BANKS: 6.3%
    29,800    Citigroup, Inc.                                       $  1,385,700
    28,574    State Street Corp.                                       1,401,269
                                                                    ------------
                                                                       2,786,969
                                                                    ------------
NEWSPAPER PUBLISHING: 3.5%
    43,342    News Corp. Ltd. ADR                                      1,535,174
                                                                    ------------
PASSENGER TRANSPORTATION ARRANGEMENT: 3.3%
    53,490    Sabre Holdings Corp.                                     1,482,208
                                                                    ------------
PHARMACEUTICAL PREPARATIONS: 3.2%
    11,000    Aventis S.A.                                               836,770
    17,600    Pfizer, Inc.                                               603,328
                                                                    ------------
                                                                       1,440,098
                                                                    ------------
PREPACKAGED SOFTWARE: 10.5%
    58,200    Check Point Software Technologies, Ltd.*                 1,570,818
    54,028    Microsoft Corp.                                          1,543,040
   131,930    Oracle Corp.*                                            1,573,925
                                                                    ------------
                                                                       4,687,783
                                                                    ------------
RADIO & TV COMMUNICATIONS EQUIPMENT: 3.2%
    37,808    Sony Corp.                                               1,438,594
                                                                    ------------
RADIOPHONE COMMUNICATIONS: 3.2%
    63,648    Vodafone Group Plc                                       1,406,621
                                                                    ------------
READY-MIXED CONCRETE: 3.6%
    55,263    Cemex SA de CV                                           1,608,153
                                                                    ------------
SEMICONDUCTORS: 6.3%
    68,200    Nvidia Corp.*                                            1,398,100
   167,913    Taiwan Semiconductor Manufacturing Co., Ltd.             1,395,354
                                                                    ------------
                                                                       2,793,454
                                                                    ------------
TELECOMMUNICATIONS SERVICES: 3.4%
   215,500    Cable & Wireless Plc                                     1,527,895
                                                                    ------------

                 See accompanying Notes to Financial Statements.

GLOBAL INNOVATORS FUND

  SHARES                                                               VAULE
              COMMON STOCKS: 91.1% CONTINUED

VARIETY STORE: 3.3%
    35,300    Costco Wholesale Corp.                                $  1,449,771
                                                                    ------------
              TOTAL COMMON STOCKS
              (cost $38,418,504)                                      40,503,517
                                                                    ------------
              TOTAL INVESTMENTS IN SECURITIES
              (cost $38,418,504): 91.1%                               40,503,517
              Other Assets less Liabilities: 8.9%                      3,955,753
                                                                    ------------
              NET ASSETS: 100.0%                                    $ 44,459,270
                                                                    ============

* NON-INCOME PRODUCING SECURITY.

                 See accompanying Notes to Financial Statements.

                     (This page is Intentionally Left Blank)

STATEMENTS OF ASSETS AND LIABILITIES
AT JUNE 30, 2004 (UNAUDITED)

                                                                  ASIA            CHINA &           GLOBAL
                                                                 FOCUS           HONG KONG        INNOVATORS
                                                                  FUND             FUND              FUND
---------------------------------------------------------------------------------------------------------------
  ASSETS
  Investments in securities, at cost                        $    22,635,299   $    66,367,657   $    38,418,504
                                                            ===============   ===============   ===============
  Investments in securities, at value                       $    27,710,258   $    96,088,141   $    40,503,517
  Cash                                                                   --                --         3,989,196
  Cash denominated in foreign currency
    (cost of $6,602, $50,180, $0, respectively)                       6,506            50,185                --
  Receivables:
    Securities sold                                                      --           702,545                --
    Fund shares sold                                                  1,163            14,000             3,007
    Dividends and interest                                          119,051           255,768            74,618
    Tax Reclaim                                                          --                --            10,742
  Prepaid expenses                                                   21,141            24,940            11,733
                                                            ---------------   ---------------   ---------------
  Total assets                                                   27,858,119        97,135,579        44,592,813
                                                            ---------------   ---------------   ---------------
  LIABILITIES
  Cash overdraft                                                     12,032           559,997                --
  Payables:
    Unrealized loss on forward foreign currency contracts                --                86                --
    Due to advisor                                                   25,445            86,282            36,013
    Accrued administration expense                                    5,730            19,555             1,817
    Accrued expenses                                                 29,746            75,215            72,508
    Deferred trustees' compensation                                  13,249            25,579            23,205
                                                            ---------------   ---------------   ---------------
  Total liabilities                                                  86,202           766,714           133,543
                                                            ---------------   ---------------   ---------------
  NET ASSETS                                                $    27,771,917   $    96,368,865   $    44,459,270
                                                            ===============   ===============   ===============
  NUMBER OF SHARES ISSUED AND
    OUTSTANDING (unlimited shares authorized no par value)        3,124,374         5,973,004         3,535,329
                                                            ===============   ===============   ===============
  NET ASSET VALUE PER SHARE                                 $          8.89   $         16.13   $         12.58
                                                            ===============   ===============   ===============
  COMPONENTS OF NET ASSETS
  Paid-in capital                                           $   109,225,557   $   114,701,589   $    90,597,891
  Undistributed net investment income (loss)                        140,395         1,722,864           (72,128)
  Accumulated net realized loss on
    investments and foreign currency                           (86,668,866)      (49,775,910)      (48,151,506)
  Net unrealized appreciation (depreciation) on:
    Investments                                                   5,074,959        29,720,484         2,085,013
    Foreign Currency                                                   (128)             (162)               --
                                                            ---------------   ---------------   ---------------
  Net Assets                                                $    27,771,917   $    96,368,865   $    44,459,270
                                                            ===============   ===============   ===============

                 See accompanying Notes to Financial Statements.

STATEMENTS OF OPERATIONS

FOR THE SIX MONTHS ENDED JUNE 30, 2004 (UNAUDITED)

                                                                  ASIA            CHINA &           GLOBAL
                                                                 FOCUS           HONG KONG        INNOVATORS
                                                                  FUND             FUND              FUND
---------------------------------------------------------------------------------------------------------------
  INVESTMENT INCOME
  INCOME
  Dividends*                                                $       483,868   $     1,803,838   $       310,289
  Interest                                                              462             2,338               644
                                                            ---------------   ---------------   ---------------
  Total income                                                      484,330         1,806,176           310,933
                                                            ---------------   ---------------   ---------------
  EXPENSES
  Advisory fees (Note 3)                                            182,066           570,732           212,875
  Administration fees (Note 3)                                       45,517           142,683            11,826
  Transfer agent fees                                                27,514            66,292            72,206
  Custody fees                                                       19,504            28,038             2,601
  Fund accounting fees                                               18,044            30,650            14,993
  Audit fees                                                         10,669            10,767            11,228
  Legal fees                                                          9,395            17,557            10,999
  Trustees' fees                                                      7,615            13,594             9,405
  Reports to shareholders                                             7,533            20,361            19,996
  Registration expense                                                5,693            10,456             6,943
  Interest expense                                                    5,488             6,008             3,753
  Insurance expense                                                   3,144            10,036             4,102
  Miscellaneous                                                       1,753             2,134             2,134
                                                            ---------------   ---------------   ---------------
  Total expenses                                                    343,935           929,308           383,061
                                                            ---------------   ---------------   ---------------
  Net investment income (loss)                                      140,395           876,868           (72,128)
                                                            ---------------   ---------------   ---------------
  REALIZED AND UNREALIZED GAIN (LOSS)
  ON INVESTMENTS AND FOREIGN CURRENCY
  Net realized gain (loss) on:
    Investments                                                   2,006,153           562,474        (1,468,646)
    Foreign currency                                                (32,688)           (2,061)               --
  Net unrealized gain (loss) on:
    Investments                                                  (4,580,036)       (6,509,243)        3,002,688
    Foreign currency                                                   (348)             (163)               --
                                                            ---------------   ---------------   ---------------
  Net realized and unrealized gain (loss)
    on investments and foreign currency                          (2,606,919)       (5,948,993)        1,534,042
                                                            ---------------   ---------------   ---------------
  Net increase (decrease) in net assets
    resulting from operations                               $    (2,466,524)  $    (5,072,125)  $     1,461,914
                                                            ===============   ===============   ===============

* NET OF FOREIGN TAX WITHHELD OF $50,752 FOR ASIA FOCUS FUND AND $19,994 FOR GLOBAL INNOVATORS FUND.

                 See accompanying Notes to Financial Statements.

STATEMENTS OF CHANGES IN NET ASSETS

                                                                       ASIA FOCUS FUND
                                                            -------------------------------------
                                                               SIX MONTHS
                                                                 ENDED             YEAR ENDED
                                                             JUNE 30, 2004*     DECEMBER 31, 2003
                                                            ----------------    -----------------
  INCREASE (DECREASE) IN NET ASSETS FROM:
  OPERATIONS
  Net investment income (loss)                              $        140,395    $         244,712
  Net realized gain (loss) on:
    Investments                                                    2,006,153            2,508,291
    Foreign currency                                                 (32,688)            (232,309)
  Net unrealized gain (loss) on:
    Investments                                                   (4,580,036)          10,250,784
    Foreign currency                                                    (348)              (4,228)
                                                            ----------------    -----------------
  NET INCREASE (DECREASE) IN NET ASSETS RESULTING
    FROM OPERATIONS                                               (2,466,524)          12,767,250
                                                            ----------------    -----------------
  CAPITAL SHARE TRANSACTIONS
  Proceeds from shares sold                                       10,060,050           44,459,406
  Proceeds from shares transferred due to mergers                         --                   --
  Cost of shares redeemed                                        (15,992,005)         (37,677,486)
  Redemption fee proceeds (Note 3)                                     9,444              137,499
                                                            ----------------    -----------------
  NET INCREASE (DECREASE) FROM CAPITAL SHARE
    TRANSACTIONS                                                  (5,922,511)           6,919,419
                                                            ----------------    -----------------
  Total increase (decrease) in net assets                         (8,389,035)          19,686,669
  NET ASSETS
  Beginning of year                                               36,160,952           16,474,283
                                                            ----------------    -----------------
  End of year                                               $     27,771,917    $      36,160,952
                                                            ================    =================
  Accumulated net investment income (loss)                  $        140,395    $              --
  CAPITAL SHARE ACTIVITY
  Shares sold                                                      1,018,870            6,115,337
  Shares issued on merger                                                 --                   --
  Shares redeemed                                                 (1,697,484)          (5,152,897)
                                                            ----------------    -----------------
  NET INCREASE (DECREASE) IN SHARES OUTSTANDING                     (678,614)             962,440
                                                            ================    =================

  * UNAUDITED.

                 See accompanying Notes to Financial Statements.

                                                                    CHINA & HONG KONG FUND
                                                            -------------------------------------
                                                               SIX MONTHS
                                                                 ENDED             YEAR ENDED
                                                             JUNE 30, 2004*     DECEMBER 31, 2003
                                                            ----------------    -----------------
  INCREASE (DECREASE) IN NET ASSETS FROM:
  OPERATIONS
  Net investment income (loss)                              $        876,868    $       1,564,186
  Net realized gain (loss) on:
    Investments                                                      562,474           (1,926,993)
    Foreign currency                                                  (2,061)              (7,754)
  Net unrealized gain (loss) on:
    Investments                                                   (6,509,243)          42,612,213
    Foreign currency                                                    (163)                   1
                                                            ----------------    -----------------
  NET INCREASE (DECREASE) IN NET ASSETS RESULTING
    FROM OPERATIONS                                               (5,072,125)          42,241,653
                                                            ----------------    -----------------
  CAPITAL SHARE TRANSACTIONS
  Proceeds from shares sold                                       13,336,775           36,949,642
  Proceeds from shares transferred due to mergers                         --            9,581,080
  Cost of shares redeemed                                        (28,455,776)         (29,161,486)
  Redemption fee proceeds (Note 3)                                    19,358               16,771
                                                            ----------------    -----------------
  NET INCREASE (DECREASE) FROM CAPITAL SHARE
    TRANSACTIONS                                                 (15,099,643)          17,386,007
                                                            ----------------    -----------------
  Total increase (decrease) in net assets                        (20,171,768)          59,627,660
  NET ASSETS
  Beginning of year                                              116,540,633           56,912,973
                                                            ----------------    -----------------
  End of year                                               $     96,368,865    $     116,540,633
                                                            ================    =================
  Accumulated net investment income (loss)                  $      1,722,864    $         845,996
  CAPITAL SHARE ACTIVITY
  Shares sold                                                        762,684            2,840,447
  Shares issued on merger                                                 --              968,053
  Shares redeemed                                                 (1,721,957)          (2,469,845)
                                                            ----------------    -----------------
  NET INCREASE (DECREASE) IN SHARES OUTSTANDING                     (959,273)           1,338,655
                                                            ================    =================

                                                                    GLOBAL INNOVATORS FUND
                                                            -------------------------------------
                                                               SIX MONTHS
                                                                 ENDED             YEAR ENDED
                                                             JUNE 30, 2004*     DECEMBER 31, 2003
                                                            ----------------    -----------------
  INCREASE (DECREASE) IN NET ASSETS FROM:
  OPERATIONS
  Net investment income (loss)                              $        (72,128)   $        (334,301)
  Net realized gain (loss) on:
    Investments                                                   (1,468,646)          (1,236,492)
    Foreign currency                                                      --                   --
  Net unrealized gain (loss) on:
    Investments                                                    3,002,688           16,126,769
    Foreign currency                                                      --                   --
                                                            ----------------    -----------------
  NET INCREASE (DECREASE) IN NET ASSETS RESULTING
    FROM OPERATIONS                                                1,461,914           14,555,976
                                                            ----------------    -----------------
  CAPITAL SHARE TRANSACTIONS
  Proceeds from shares sold                                          739,717            1,724,346
  Proceeds from shares transferred due to mergers                         --                   --
  Cost of shares redeemed                                         (7,520,650)         (12,406,081)
  Redemption fee proceeds (Note 3)                                       415                  811
                                                            ----------------    -----------------
  NET INCREASE (DECREASE) FROM CAPITAL SHARE
    TRANSACTIONS                                                  (6,780,518)         (10,680,924)
                                                            ----------------    -----------------
  Total increase (decrease) in net assets                         (5,318,604)           3,875,052
  NET ASSETS
  Beginning of year                                               49,777,874           45,902,822
                                                            ----------------    -----------------
  End of year                                               $     44,459,270    $      49,777,874
                                                            ================    =================
  Accumulated net investment income (loss)                  $        (72,128)   $              --
  CAPITAL SHARE ACTIVITY
  Shares sold                                                         59,134              164,601
  Shares issued on merger                                                 --                   --
  Shares redeemed                                                   (601,934)          (1,199,022)
                                                            ----------------    -----------------
  NET INCREASE (DECREASE) IN SHARES OUTSTANDING                     (542,800)          (1,034,421)
                                                            ================    =================

FINANCIAL HIGHLIGHTS
FOR A CAPITAL SHARE OUTSTANDING THROUGHOUT THE PERIOD

                                                                                            YEAR ENDED DECEMBER 31,
                                                         SIX MONTHS ENDED   ------------------------------------------------------
  ASIA FOCUS FUND                                        JUNE 30, 2004(1)     2003       2002       2001        2000        1999
----------------------------------------------------------------------------------------------------------------------------------
  Net asset value, beginning of period                      $   9.51        $   5.80   $   6.18    $   5.16   $   9.51    $   6.73
                                                            ----------------------------------------------------------------------
  INCOME FROM INVESTMENT OPERATIONS:
    Net investment income (loss)                                0.05            0.06      (0.05)       0.01         --        0.05

    Net realized and unrealized gain (loss)
      on investments                                           (0.67)           3.61      (0.37)       1.01      (4.35)       2.81
                                                            ----------------------------------------------------------------------
  Total from investment operations                             (0.62)           3.67      (0.42)       1.02      (4.35)       2.86
                                                            ----------------------------------------------------------------------
  LESS DISTRIBUTIONS:
    From net investment income                                    --              --         --          --         --       (0.08)
                                                            ----------------------------------------------------------------------
  Total distributions                                             --              --         --          --         --       (0.08)
                                                            ----------------------------------------------------------------------
  Redemption Fee Proceeds                                         --(2)         0.04       0.04          --         --          --
                                                            ----------------------------------------------------------------------
  Net asset value, end of period                            $   8.89        $   9.51   $   5.80    $   6.18   $   5.16    $   9.51
                                                            ======================================================================
  Total return                                                 (6.52)%(3)      63.97%     (6.15)%     19.77%    (45.74)%     42.43%

  RATIOS/SUPPLEMENTAL DATA:

  Net assets, end of period (millions)                      $   27.8        $   36.2   $   16.5    $   17.1   $   14.2    $   37.7
  RATIO OF EXPENSES TO AVERAGE NET ASSETS:
    Before fees waived                                          1.89%(4)        2.16%      2.62%       3.08%      2.67%       2.39%
    After fees waived                                           1.89%(4)        1.95%      1.98%       1.98%      1.98%       1.98%
  RATIO OF NET INVESTMENT INCOME (LOSS) TO
    AVERAGE NET ASSETS:
    Before fees waived                                          0.77%(4)        0.75%     (1.26)%     (0.89)%    (0.71)%      0.07%
    After fees waived                                           0.77%(4)        0.96%     (0.62)%      0.21%     (0.02)%      0.48%
  Portfolio turnover rate                                      19.74%(3)      114.90%    188.96%      43.91%     61.77%      67.24%

(1) UNAUDITED.
(2) AMOUNT REPRESENTS LESS THAN $0.01 PER SHARE.
(3) NOT ANNUALIZED.
(4) ANNUALIZED.

                 See accompanying Notes to Financial Statements.

                                                                                            YEAR ENDED DECEMBER 31,
  CHINA & HONG                                           SIX MONTHS ENDED   ------------------------------------------------------
  KONG FUND                                              JUNE 30, 2004(1)     2003        2002       2001        2000       1999
----------------------------------------------------------------------------------------------------------------------------------
  Net asset value, beginning of period                      $  16.81        $  10.17    $  11.67    $  15.75   $  17.65   $  10.77
                                                            ----------------------------------------------------------------------
  INCOME FROM INVESTMENT OPERATIONS:
    Net investment income                                       0.17            0.20        0.13        0.09       0.05       0.23
    Net realized and unrealized gain (loss)
      on investments                                           (0.85)           6.44       (1.66)      (3.79)     (1.28)      6.91
                                                            ----------------------------------------------------------------------
  Total from investment operations                             (0.68)           6.64       (1.53)      (3.70)     (1.23)      7.14
                                                            ----------------------------------------------------------------------
  LESS DISTRIBUTIONS:
    From net investment income                                    --              --          --       (0.38)     (0.67)     (0.26)
    From net realized gains                                       --              --          --          --         --         --
                                                            ----------------------------------------------------------------------
  Total distributions                                             --              --          --       (0.38)     (0.67)     (0.26)
                                                            ----------------------------------------------------------------------
  Redemption Fee Proceeds                                         --(2)           --(2)     0.03          --         --         --
                                                            ----------------------------------------------------------------------
  Net asset value, end of period                            $  16.13        $  16.81    $  10.17    $  11.67   $  15.75   $  17.65
                                                            ======================================================================
  Total return                                                 (4.05)%(3)      65.29%     (12.85)%    (23.45)%    (6.97)%    66.27%

  RATIOS/SUPPLEMENTAL DATA:

  Net assets, end of period (millions)                      $   96.4        $  116.5    $   56.9    $   76.8   $  118.5   $  163.4
  RATIO OF EXPENSES TO AVERAGE NET ASSETS                       1.63%(4)        1.81%       2.02%       1.85%      1.76%      1.86%
  RATIO OF NET INVESTMENT INCOME TO
    AVERAGE NET ASSETS                                          1.54%(4)        2.01%       1.08%       0.56%      0.13%      1.45%
  Portfolio turnover rate                                       8.77%(3)       28.57%      60.95%      31.54%     38.83%     29.49%

(1) UNAUDITED.
(2) AMOUNT REPRESENTS LESS THAN $0.01 PER SHARE.
(3) NOT ANNUALIZED.
(4) ANNUALIZED.

                 See accompanying Notes to Financial Statements.

FINANCIAL HIGHLIGHTS
FOR A CAPITAL SHARE OUTSTANDING THROUGHOUT THE PERIOD

                                                                                          YEAR ENDED DECEMBER 31,
  GLOBAL INNOVATORS                                    SIX MONTHS ENDED   ------------------------------------------------------
  FUND                                                 JUNE 30, 2004(1)     2003        2002       2001        2000       1999
--------------------------------------------------------------------------------------------------------------------------------
  Net asset value, beginning of period                    $  12.21        $   8.98    $  13.04    $  18.38   $  23.52   $  13.95
                                                          ----------------------------------------------------------------------
  INCOME FROM INVESTMENT OPERATIONS:
    Net investment loss                                      (0.02)          (0.08)      (0.08)      (0.14)     (0.19)     (0.12)
    Net realized and unrealized gain (loss)
      on investments                                          0.39            3.31       (3.98)      (5.20)     (3.45)      9.69
                                                          ----------------------------------------------------------------------
  Total from investment operations                            0.37            3.23       (4.06)      (5.34)     (3.64)      9.57
                                                          ----------------------------------------------------------------------
  LESS DISTRIBUTIONS:
    From net investment income                                  --              --          --          --         --         --(2)
    From net realized gains                                     --              --          --          --      (1.50)        --
                                                          ----------------------------------------------------------------------
  Total distributions                                           --              --          --          --      (1.50)        --(2)
                                                          ----------------------------------------------------------------------
  Redemption Fee Proceeds                                       --(2)           --(2)       --(2)       --         --         --
                                                          ----------------------------------------------------------------------
  Net asset value, end of period                          $  12.58        $  12.21    $   8.98    $  13.04   $  18.38   $  23.52
                                                          ======================================================================
  Total return                                                3.03%(3)       35.97%     (31.13)%    (29.05)%   (16.78)%    68.68%

  RATIOS/SUPPLEMENTAL DATA:

  Net assets, end of period (millions)                    $   44.5        $   49.8    $   45.9    $   79.3   $  153.0   $  164.0
  RATIO OF EXPENSES TO AVERAGE NET ASSETS:
    Before fees waived                                        1.62%(4)        1.76%       2.03%       1.46%      1.23%      1.38%
    After fees waived                                         1.62%(4)        1.56%       1.35%       1.35%      1.24%      1.35%
  RATIO OF NET INVESTMENT LOSS TO AVERAGE NET ASSETS:
    Before fees waived                                       (0.31)%(4)      (0.90)%     (1.34)%     (0.89)%    (0.79)%    (0.92)%
    After fees waived                                        (0.31)%(4)      (0.70)%     (0.66)%     (0.78)%    (0.80)%    (0.89)%
  Portfolio turnover rate                                    42.91%(3)        0.00%      54.15%      50.03%     27.41%     39.82%

(1) UNAUDITED.
(2) AMOUNT REPRESENTS LESS THAN $0.01 PER SHARE.
(3) NOT ANNUALIZED.
(4) ANNUALIZED.

                 See accompanying Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

NOTE 1

ORGANIZATION

Guinness Atkinson Funds (the "Trust"), formerly the Investec Funds, was organized on April 28, 1997 as a Delaware business trust and registered under the Investment Company Act of 1940 as a non-diversified, open-end management investment company. Currently, the Trust offers four separate series all of whose long-term objective is capital appreciation: Guinness Atkinson Asia Focus Fund (the "Asia Focus Fund"), formerly Investec Asia Focus Fund, Guinness Atkinson China & Hong Kong Fund (the "China & Hong Kong Fund"), formerly Investec China & Hong Kong Fund, and Guinness Atkinson Global Innovators Fund (the "Global Innovators Fund"), formerly Investec Wired(R) Index Fund, and Guinness Atkinson Global Energy Fund ("the Global Energy Fund"). The first three of which (each a "Fund" and collectively, the "Funds") are covered by this report. The China & Hong Kong Fund began operations on June 30, 1994, the Asia Focus Fund began operations on April 29, 1996, and the Global Innovators Fund began operations on December 15, 1998. The Global Energy Fund began operations on June 30, 2004.

NOTE 2

SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Funds. These policies are in conformity with accounting principles generally accepted in the United States of America.

A. SECURITY VALUATION. Investments in securities traded on a principal exchange (U.S. or foreign) or Nasdaq are valued at the official closing price on each day that the exchanges are open for trading; securities traded on an exchange or Nasdaq for which there have been no sales, and other over-the-counter securities are valued at the mean between the bid and asked prices. Securities for which quotations are not readily available are valued at their respective fair values as determined in good faith by, or under procedures established by, the Board of Trustees. Due to the inherent uncertainty of valuation, those estimated values of not readily marketable securities may differ significantly from the values that would have been used had a ready market for the securities existed. The differences could be material. Short-term investments are stated at cost, which when combined with accrued interest, approximates market value. Realized gains and losses from securities transactions are calculated using the identified cost method.

   Foreign securities are recorded in the financial statements after translation to U.S. dollars based on the applicable exchange rate at the end of the period. The Funds do not isolate that portion of the results of operations resulting from changes in the currency exchange rate from the fluctuations resulting from changes in the market prices of investments.

   Foreign dividend income is translated using the exchange rate in existence on the date the income is accrued. Exchange gains and losses related to the translation of interest income are included in dividend income on the accompanying Statement of Operations.

B. FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS. The Funds may utilize forward foreign currency exchange contracts ("forward contracts") to hedge against foreign exchange fluctuations on foreign denominated investments under which they are obligated to exchange currencies at specific future dates and at specified rates. All commitments are "marked-to-market" daily and any resulting unrealized gains or losses are included as unrealized appreciation (depreciation) on foreign currency denominated assets and liabilities. The Funds record realized gains or losses at the time the forward contract is settled. Risks may arise upon entering these contracts from the potential inability of a counter party to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar or other currencies. Counterparties to these contracts are major U.S. financial institutions.

C. SECURITY TRANSACTIONS, DIVIDEND INCOME AND DISTRIBUTIONS. Security transactions are accounted for on the trade date. Dividend income and distributions to shareholders are recorded on the ex-dividend date.

D. FEDERAL INCOME TAXES. The Funds intend to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies, and to distribute all of their taxable income to their shareholders. Therefore, no federal income tax provision is required.

E. CONCENTRATION OF RISK. The Asia Focus Fund invests substantially all of its assets in the Asian region. The China & Hong Kong Fund invest substantially all of its assets in securities that are traded in China or Hong Kong or that are issued by companies that do a substantial part of their business in China. The consequences of political, social, or economic changes in the countries or business sectors in which the securities are offered or the issuers conduct their operations may affect the market prices of the Funds' investments and any income generated, as well as the Funds' ability to repatriate such amounts.

F. USE OF ESTIMATES. The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements. Actual results could differ from those estimates.

NOTE 3

COMMITMENTS AND OTHER RELATED PARTY TRANSACTIONS

The Trust, on behalf of each Fund, entered into an Investment Advisory Agreement with Guinness Atkinson Asset Management, LLC (the "Advisor") on April 26, 2003, which provided the Funds with investment management services under an investment advisory agreement. Prior to April 26, 2003, Investec Asset Management U.S. Limited ("Investec") served as the Trust's investment advisor. The Advisor furnishes all investment advice, office space, facilities, and most of the personnel needed by the Funds. As compensation for its services, the Advisor is entitled to a monthly fee at the following annual rates based upon the average daily net assets of the Funds:

  Asia Focus Fund                 1.00%
  China & Hong Kong Fund          1.00%
  Global Innovators Fund          0.90% on the first $100 million
                                  0.75% on the next $100 to $500 million and
                                  0.60% on assets over $500 million

The Funds are responsible for their own operating expenses. Effective April 26, 2003, the Advisor has contractually agreed to limit the Funds' total operating expenses, through April 25, 2005, by reducing all or a portion of their fees and reimbursing the Funds' for expenses so that its ratio of expenses to average daily net assets will not exceed the following levels:

  Asia Focus Fund                  1.98%
  China & Hong Kong Fund           1.98%
  Global Innovators Fund           1.88%

Prior to April 26, 2003, the operating expense limit for the Global Innovators Fund was 1.35% and there was no operating expense limit for the China & Hong Kong Fund.

Expenses reimbursed by the Advisor will be limited to three years from the year of the reimbursement, and are subject to the Funds' ability to effect such reimbursement and remain in compliance with applicable expense limitations.

Under certain circumstances, a redemption fee of 1-2% will be charged to shareholders of the Funds who redeem shares purchased less than 30 or 90 days prior to redemption.

U.S. Bancorp Fund Services, LLC (the "Administrator") acts as the Funds' administrator under an administration agreement. The Administrator prepares various federal and state regulatory filings, reports and returns for the Funds; prepares reports and materials to be supplied to the Trustees; monitors the activities of the Funds' custodian, transfer agent and accountants; coordinates the preparation and payment of the Funds' expenses and reviews the Funds' expense accruals. For its services, the Administrator receives a monthly fee from each Fund at the following annual rates with a minimum of $20,000 (excluding the China & Hong Kong Fund):

  FUND                            ASSET BASED FEE
  -----------------------------------------------------------------------------
  China & Hong Kong Fund          0.25% of average daily net assets subject to
                                  $40,000 annual minimum.
  Asia Focus Fund                 0.25% of average daily net assets
  Global Innovators Fund          0.05% of average daily net assets.

For the six months ended June 30, 2004, the following Administration fees were incurred:

  Asia Focus Fund                  $   45,517
  China & Hong Kong Fund           $  142,683
  Global Innovators Fund           $   11,826

Quasar Distributors, LLC (the "Distributor") acts as the Funds' principal underwriter in a continuous public offering of the Funds' shares. The Distributor is an affiliate of the Administrator.

On August 14, 1998, the Trust approved a Deferred Compensation Plan for Trustees (the "Plan"). Trustees can elect to receive payment in cash or defer payments provided for in the Plan. If a trustee elects to defer payment, the Plan provides for the creation of a deferred payment account (Phantom Share Account). This account accumulates the deferred fees earned, and the value of the account is adjusted at the end of each quarter to reflect the value that would have been earned if the account had been invested in designated investments. The Funds recognize as trustee expense amounts accrued as meetings are attended plus the change in value of the Phantom Share Account.

For the six months ended June 30, 2004, the change in the value of the phantom share account included unrealized depreciation were as follows:

  Asia Focus Fund                  $ 287
  China & Hong Kong Fund           $ 762
  Global Innovators Fund           $ 751

Certain officers of the Funds are also officers and/or Directors of the Advisor and Administrator.

NOTE 4

INVESTMENT TRANSACTIONS

The following table presents purchases and sales of securities during the six months ended June 30, 2004, excluding short-term investments, to indicate the volume of transactions in each Fund.

  FUND                        PURCHASES         SALES
  ------------------------------------------------------
  Asia Focus Fund          $   7,054,735   $  12,076,086
  China & Hong Kong Fund       9,830,256      20,755,112
  Global Innovators Fund      20,091,677      30,434,403

NOTE 5

FORWARD FOREIGN CURRENCY CONTRACTS

In order to hedge their portfolios and to protect them against possible fluctuations in foreign exchange rates pending the settlement of securities transactions, the Funds may enter into forward currency contracts which obligate them to exchange currencies at specified future dates. At the maturity of a forward contract, the Funds may either make delivery of the foreign currency from currency held, if any, or from the proceeds of the portfolio securities sold. It may also terminate its obligation to deliver the foreign currency at any time by purchasing an offsetting contract. The forward value of amounts due are netted against the forward value of the currency to be delivered, and the net amount is shown as a receivable or payable in the financial statements. Open forward contracts at June 30, 2004 were as follows:

                                         CURRENCY        DELIVERY   UNREALIZED
  FUNDS          CURRENCY   PAYABLE     DELIVERABLE        DATE        LOSS
  ----------------------------------------------------------------------------
  China &           US$   $  702,459      Hong Kong      07/02/04     $ (86)
  Hong Kong Fund                       Dollar 5,479,534

NOTE 6

TAX MATTERS

As of June 30, 2004, the tax basis of investments were as follows:

                                                                    CHINA &            GLOBAL
                                                 ASIA FOCUS        HONG KONG         INNOVATORS
                                                    FUND              FUND              FUND
  -----------------------------------------------------------------------------------------------
  Cost of investment for tax purposes          $   22,643,366    $   66,940,429    $   43,045,887
  Gross unrealized appreciation                     6,335,786        32,940,429           482,602
  Gross unrealized (depreciation)                  (1,268,894)       (3,204,201)       (3,024,972)
  Net unrealized appreciation (depreciation)
  on investment                                     5,066,892        29,147,712        (2,542,370)

As of December 31, 2003, the following funds have capital loss carryforwards available to offset future realized capital gains:

  CAPITAL LOSSES EXPIRING IN:

                                                CHINA &          GLOBAL
                              ASIA FOCUS       HONG KONG       INNOVATORS
                                 FUND             FUND            FUND
--------------------------------------------------------------------------
                  2005     $  (14,746,462)   $          --   $          --
                  2006        (62,854,581)     (35,994,195)             --
                  2007         (7,599,516)              --              --
                  2008                 --               --              --
                  2009         (2,794,130)              --     (17,621,884)
                  2010           (638,053)      (3,556,242)    (19,915,748)
                  2011                 --      (10,213,093)     (4,517,845)
                  Total       (88,632,742)     (49,763,530)    (42,055,477)

For the China & Hong Kong Fund ($3,332,384) of the ($10,213,093) capital loss carryforward expiring in 2011 was acquired in the reorganization with the Mainland China Fund.

NOTE 7

FUND REORGANIZATION

On April 25, 2003, China & Hong Kong Fund (the "Acquiring Fund") acquired the assets and assumed the liabilities of Mainland China Fund (the "Acquired Fund") in a tax-free reorganization in exchange for shares of the Acquiring Fund, pursuant to a plan of reorganization approved by the Acquired Fund's shareholders. The number and value of shares issued by the Acquiring Fund are presented in the Schedules of Changes in Net Assets. Net assets and unrealized depreciation as of the reorganization date were as follows:

                                               TOTAL NET ASSETS OF
  TOTAL NET ASSETS OF   TOTAL NET ASSETS OF    ACQUIRING FUND AFTER         ACQUIRED FUND
     ACQUIRED FUND         ACQUIRING FUND          ACQUISITION        UNREALIZED DEPRECIATION
---------------------------------------------------------------------------------------------
   $    9,296,766         $    53,077,636       $    62,374,402             $    287,235

NOTE 8

PROXY VOTING PROCEDURES

The Advisor of the Funds votes proxies relating to portfolio securities in accordance with procedures that have been approved by the Board of Trustees of the Funds. You may obtain a description of these procedures, free of charge, by calling "toll-free" 800-915-6566. This information is also available through the Securities and Exchange Commission's website at http://www.sec.gov.

TRUSTEE AND OFFICER INFORMATION (UNAUDITED)

                                                                     NUMBER OF
                                                                    PORTFOLIOS
                                                    PRINCIPAL         IN FUND
                       POSITION(S)                OCCUPATION(S)       COMPLEX           OTHER
NAME, ADDRESS,          HELD WITH     DATE         DURING THE        OVERSEEN       DIRECTORSHIPS
    AND AGE              TRUSTS     ELECTED+      PAST 5 YEARS      BY TRUSTEE     HELD BY TRUSTEE
---------------------------------------------------------------------------------------------------
Timothy W.N.           Trustee      August      Chairman of         4 Guinness   Investec Global
Guinness                            1998        Guinness Asset      Atkinson     Strategy Fund
19 Lord North                                   Management          Funds        Limited, Investec
Street London,                                  Ltd., investment                 International
SWIP 3LD U.K.                                   adviser in                       Accumulation
(57)                                            London, since                    Fund Limited,
                                                2003.                            Investec Select
                                                Chairman/CIO of                  Funds Plc, Investec
                                                Guinness                         High Income Trust
                                                Atkinson, since                  Plc, SR Europe
                                                November 2002.                   Investment Trust
                                                Joint Chairman                   Plc. Atlantis Japan
                                                of Investec Asset                Growth Fund Ltd.,
                                                Management Ltd.                  New Boathouse
                                                September 1998                   Capital Ltd.
                                                to March 2003                    Guinness Asset
                                                                                 Management Ltd.

James I. Fordwood*     Trustee      April 1994  CFO and             4 Guinness   J.L. Energy, Inc.,
21550 Oxnard                                    Managing            Atkinson     Intoil, Inc., Fior
Street, Suite 750                               Member of           Funds        D'Italia.
Woodland Hills, CA                              Prima Marketing
91367                                           LLC (network of
(57)                                            convenience
                                                stores)

Dr. Gunter Dufey*      Trustee      April 1994  Pacific             4 Guinness   Independent
21550 Oxnard                                    International       Atkinson     director, four
Street, Suite 750                               Buisiness           Funds        subsidiaries of
Woodland Hills, CA                              Associates, a                    GMAC in the
91367                                           consulting firm                  United States and
(64)                                            in Singapore                     Canada.
                                                since 2002.
                                                Professor (em.)
                                                of MBS at The
                                                University of
                                                Michigan, where
                                                he served from
                                                1968-2002.

Dr. Bret A. Herscher*  Trustee      April 1994  President of        4 Guinness   Strawberry Tree
21550 Oxnard                                    Pacific             Atkinson     Inc.
Street, Suite 750                               Consultants, a      Funds
Woodland Hills, CA                              technical and
91367                                           technology
(44)                                            management
                                                consulting
                                                company serving
                                                the Electronic
                                                industry and
                                                venture capital
                                                community that
                                                he co-founded.

----------
* Not an "interested person", as that is defined by the 1940 Act.
+ Trustees and officers of the Fund serve until their resignation, removal or retirement.

                                                                     NUMBER OF
                                                                    PORTFOLIOS
                                                    PRINCIPAL         IN FUND
                       POSITION(S)                OCCUPATION(S)       COMPLEX           OTHER
NAME, ADDRESS,          HELD WITH     DATE         DURING THE        OVERSEEN       DIRECTORSHIPS
    AND AGE              TRUSTS     ELECTED+      PAST 5 YEARS      BY TRUSTEE     HELD BY TRUSTEE
---------------------------------------------------------------------------------------------------
J. Brooks Reece, Jr.*  Trustee      April 1994  Vice President of   4 Guinness   Adcole Far East
21550 Oxnard                                    Adcole Corp. a      Atkinson     Ltd.
Street, Suite 750                               manufacturer of     Funds
Woodland Hills, CA                              precision
91367                                           measuring
(57)                                            machines and
                                                sun angle
                                                sensors for space
                                                satellites.

Jim Atkinson           President    April 2003  Chief Executive     N/A          N/A
21550 Oxnard                                    Officer and
Street, Suite 750                               Director of
Woodland Hills, CA                              Guinness
91367                                           Atkinson since
(47)                                            November 2002.
                                                Principal of
                                                ORBIS
                                                Marketing, a
                                                mutual fund
                                                marketing and
                                                advertising
                                                firm since
                                                November 2001.
                                                President of
                                                MAXfunds.com
                                                from
                                                September 2000
                                                to March 2001.
                                                Managing
                                                Director of
                                                Guinness Flight
                                                Global Asset
                                                Management US
                                                (1993-2000).

Eric M. Banhazl        Treasurer    April 1994  Senior Vice         N/A          N/A
2020 E. Financial      and                      President, U.S.
Way, Suite 100         Secretary                Bancorp Fund
Glendora, CA                                    Services, LLC.
91741                                           since July 2001.
(47)                                            Executive Vice
                                                President of the
                                                Investment
                                                Company
                                                Administration
                                                LLC (1990-
                                                July 2001).

----------
* Not an "interested person", as that is defined by the 1940 Act.
+ Trustees and officers of the Fund serve until their resignation, removal or retirement.

INFORMATION

BOARD OF TRUSTEES

J. Brooks Reece, Jr., Chairman
Dr. Gunter Dufey
James I. Fordwood
Timothy W.N. Guinness
Dr. Bret A. Herscher

CONTACT GUINNESS ATKINSON FUNDS

P.O. Box 701
Milwaukee, WI 53201-0701
Shareholder Services: 800-915-6566
Literature Request: 800-915-6565
Website: www.gafunds.com
Email: mail@gafunds.com

  GUINNESS ATKINSON FUNDS

  FUND                                 CUSIP        TICKER        FUND#
  --------------------------------------------------------------------
  Asia Focus Fund                   402031 10 8      IASMX        1096
  China & Hong Kong Fund            402031 20 7      ICHKX        1094
  Global Innovators Fund            402031 30 6      IWIRX        1095
  Global Energy Fund                402031 40 5      GAGEX        1098

                                                                 www.gafunds.com


                                                                     123S0204--P

ITEM 2. CODE OF ETHICS.

NOT APPLICABLE FOR SEMI-ANNUAL REPORTS.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

NOT APPLICABLE FOR SEMI-ANNUAL REPORTS.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

NOT APPLICABLE FOR SEMI-ANNUAL REPORTS.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to open-end investment companies.

ITEM 6. SCHEDULE OF INVESTMENTS.

Not applicable for periods ending before July 9, 2004.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to open-end investment companies.

ITEM 8. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASES.

Not applicable to open-end investment companies.

ITEM 9. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

The Registrant does not have any procedures by which shareholders may recommend nominees to the Registrant's board of trustees.

ITEM 10. CONTROLS AND PROCEDURES.

(a) The Registrant's President and Treasurer have concluded that the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the "1940 Act")) are effective as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rules 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b) There were no significant changes in the Registrant's internal controls over financial reporting that occurred during the Registrant's last fiscal half-year that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

ITEM 11. EXHIBITS.

(a) (1) ANY CODE OF ETHICS OR AMENDMENT THERETO, THAT IS SUBJECT OF THE DISCLOSURE REQUIRED BY ITEM 2, TO THE EXTENT THAT THE REGISTRANT INTENDS TO SATISFY ITEM 2 REQUIREMENTS THROUGH FILING AN EXHIBIT. Not Applicable for Semi Annual Reports.

     (2) CERTIFICATIONS PURSUANT TO SECTION 302 OF THE SARBANES-OXLEY ACT OF 2002. Filed herewith.

     (3) ANY WRITTEN SOLICITATION TO PURCHASE SECURITIES UNDER RULE 23c-1 UNDER THE ACT SENT OR GIVEN DURING THE PERIOD COVERED BY THE REPORT BY OR ON BEHALF OF THE REGISTRANT TO 10 OR MORE PERSONS. Not applicable to open-end investment companies.

(b) CERTIFICATION PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002. Furnished herewith.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


     (Registrant) GUINNESS ATKINSON FUNDS

     By (Signature and Title) /s/ James J. Atkinson, Jr.
                             --------------------------------------------
                                    James J. Atkinson, Jr., President

     Date 9/7/04
          ---------------------------------------------------------------


     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

     By (Signature and Title)*  /s/ James J. Atkinson, Jr.
                              -------------------------------------------
                                   James J. Atkinson, Jr., President

     Date 9/7/04
          ---------------------------------------------------------------


     By (Signature and Title)* /s/ Eric M. Banhazl
                              -------------------------------------------
                                   Eric M. Banhazl, Treasurer

     Date 9/10/04
          ---------------------------------------------------------------

* PRINT THE NAME AND TITLE OF EACH SIGNING OFFICER UNDER HIS OR HER SIGNATURE.